FS Energy and Power Fund 8-K

Exhibit 10.1

FIRST AMENDMENT
TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of March 14, 2018 (this “Amendment”), to the Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among BRYN MAWR FUNDING LLC, a Delaware limited liability company (the “Borrower”), the LENDERS party hereto, BARclays Bank plc, as Administrative Agent and Issuing Bank and, solely for the purposes of Section 5.8 herein, FS ENERGY AND POWER FUND, a Delaware statutory trust (“FSEP”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party hereto, the Issuing Bank and the Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of May 18, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement, and the Lenders party hereto are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE II

DEFINITIONS

SECTION 2.1.

Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in Article III.

SECTION 2.2.

Other Definitions. Capitalized terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE III

AMENDMENT TO CREDIT AGREEMENT

Subject to the occurrence of the First Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

SECTION 3.1.

Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by:

(a)

amending and restating the definition of “Maturity Date” in its entirety to read as follows:

‘“Maturity Date” means the Revolver Termination Date.”;

(b)

amending and restating the definition of “Multicurrency Commitments” in its entirety to read as follows:

““Multicurrency Commitments” means, with respect to each Multicurrency Lender, the commitment of such Multicurrency Lender to make Loans, and to acquire participations in Letters of Credit, denominated in Dollars and in Agreed Foreign Currencies hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Multicurrency Credit Exposure hereunder, as such commitment (a) shall be automatically reduced on September 30, 2018 and December 31, 2018 pursuant to Schedule 1.01(a) and (b) may be (x) reduced from time to time pursuant to Section 2.07 or as otherwise provided in this Agreement and (y) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The aggregate amount of each Lender’s Multicurrency Commitment as of the First Amendment Effective Date is set forth on Schedule 1.01(a), or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Multicurrency Commitments as of the First Amendment Effective Date is $100,000,000.”; and

(c)

amending and restating the definition of “Revolver Termination Date” in its entirety to read as follows:

““Revolver Termination Date” means the March 29, 2019, unless extended with the consent of each Lender in its sole and absolute discretion.”; and

(d)

adding the following definition of “First Amendment Effective Date” in appropriate alphabetical sequence:

““First Amendment Effective Date” means March 14, 2018.”.

SECTION 3.2.

Section 2.09 of the Credit Agreement. Section 2.09(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“Mandatory Prepayments due to Excess Revolving Credit Exposure. In the event that the amount of total Revolving Credit Exposure exceeds the total Commitments (including as a result of the automatic reductions of the Multicurrency Commitment on September 30, 2018 or December 31, 2018), the Borrower shall prepay (but subject to Sections 2.09(f) and (g)) Loans (and/or provide Cash in such amounts as shall be necessary so that the amount of total Revolving Credit Exposure does not exceed the total Commitments). In the event that the amount of total Revolving Dollar Credit Exposure exceeds the total Dollar Commitments, the Borrower shall prepay (but subject to Sections 2.09(f) and (g)) Loans) in such amounts as shall be necessary so that the amount of total Revolving Dollar Credit Exposure does not exceed the total Dollar Commitments. In the event that the amount of total Revolving Multicurrency Credit Exposure exceeds the total Multicurrency Commitments (other than as a result of a change in exchange rates pursuant to Section 2.09(b), but including as a result of the automatic reductions of the Multicurrency Commitment on September 30, 2018 or December 31, 2018), the Borrower shall prepay (but subject to Sections 2.09(f) and (g)) Loans (and/or provide cover for Letters of Credit as contemplated by Section 2.04(k)) in such amounts as shall be necessary so that the amount of total Revolving Multicurrency Credit Exposure does not exceed the total Multicurrency Commitments.”.

SECTION 3.3.

Section 9.01 of the Credit Agreement. Section 9.01(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“if to the Borrower, to it at:

Bryn Mawr Funding LLC

c/o FS Energy and Power Fund

201 Rouse Boulevard

Philadelphia, PA 19112

Attention: Edward T. Gallivan, Jr., Chief Financial Officer

Telecopy Number: (215) 222-4649

Direct Telephone: (215) 220-4531

Main Telephone: (215) 495-1150

E-mail: FSEP_Team@fsinvestments.com; credit.notices@fsinvestments.com with a copy to (which shall not constitute notice):

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Attention: Jay R. Alicandri, Esq.

Telecopy Number: 212-698-3599

E-mail: jay.alicandri@dechert.com”.

SECTION 3.4.

Schedule 1.01(a) of the Credit Agreement. Schedule 1.01(a) of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A attached hereto.

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ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION 4.1

Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower, FSEP, the Issuing Bank and each of the Lenders party hereto.

ARTICLE V

MISCELLANEOUS

SECTION 5.1.

Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Default or Event of Default shall exist and (iii) the representations and warranties of the Borrower and FSEP set forth in the Loan Documents, as applicable, are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof, or, as to any such representation or warranty that refers to a specific date, as of such specific date.

SECTION 5.2.

Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 5.3.

Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article VIII thereof.

SECTION 5.4.

Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.5.

Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.6.

Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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SECTION 5.7.

Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

SECTION 5.8.

Reaffirmation. FSEP hereby consents to the terms of this Amendment, confirms that its Guarantee under the FSEP Guaranty and its pledge under the FSEP Pledge Agreement remain unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of the FSEP Guaranty and FSEP Pledge Agreement and any Liens granted thereunder.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	BRYN MAWR FUNDING LLC

	By:	/s/ Edward T. Gallivan, Jr.
	Name:	Edward T. Gallivan, Jr.
	Title:	Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT - Bryn Mawr

BARCLAYS BANK PLC
as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ Nicholas Guzzardo
Name:	Nicholas Guzzardo
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT - Bryn Mawr

Solely with respect to Section 5.8:

FS Energy and Power Fund

By:	/s/ Edward T. Gallivan, Jr.
Name:	Edward T. Gallivan, Jr.
Title:	Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT - Bryn Mawr

Annex A

Schedule 1.01(a)

Dollar Commitments

Lender	Commitment Amount
Total Dollar Commitments	$0

Multicurrency Commitments

Lender	Commitment Amount (in millions) from the First Amendment Effective Date to (but excluding) September 30, 2018	Commitment Amount (in millions) from September 30, 2018 to (but excluding) December 31, 2018	Commitment Amount (in millions) from December 31, 2018 to (but excluding) the Revolver Termination Date
Barclays Bank PLC	$100,000,000	$75,000,000	$50,000,000
Total Multicurrency Commitments	$100,000,000	$75,000,000	$50,000,000